Exhibit A
                                AIRPLANES GROUP
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

                 Calculation Date: 9 January, 1998.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------
        ---------------------------------------------------------------------------------------------------------
                                          Prior Balance       Deposits        Withdrawals        Balance on
                                                                                              Calculation Date
        ---------------------------------------------------------------------------------------------------------
                                               9-Dec-97                                              9-Jan-98
          Lessee Funded Account                        0.00             0.00            (0.00)               0.00
          Expense Account (note ii)           13,052,359.56    15,142,432.91   (13,266,543.50)      14,928,248.97
          Collection Account (note iii)      231,903,349.69   139,159,656.23   (52,532,658.69)     318,530,347.23
        ---------------------------------------------------------------------------------------------------------
           -  Miscellaneous Reserve           40,000,000.00                                         40,000,000.00
           -  Maintenance Reserve             80,000,000.00                                         80,000,000.00
           -  Security Deposit                62,555,691.00                                         59,370,691.00
           -  Other Collections               49,347,658.69                                        139,159,656.23
        ---------------------------------------------------------------------------------------------------------
          Total                              244,955,709.25   154,302,089.14   (65,799,202.19)     333,458,596.20
        ---------------------------------------------------------------------------------------------------------
(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
        ---------------------------------------------------
          Balance on preceding Calculation
          Date (Dec 09,1997)                  13,052,359.56

          Transfer from Collection Account
          (previous Payment Date)             15,063,937.99

          Interest Earned during period           78,494.92

          Payments during period between
          prior Calculation Date and the
          relevant Calculation Date:
           - Payments on previous Payment
             Date                            (2,478,767.16)
           - Other payments                 (10,787,776.34)
                                            ---------------
          Balance on relevant Calculation
          Date (Jan 09, 1998)                 14,928,248.97
        ---------------------------------------------------
(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
        ---------------------------------------------------
          Balance on preceding Calculation
          Date (Dec 09, 1997)                231,903,349.69
          Collections during period          139,159,656.23
          Transfer to Expense Account
          (previous Payment Date)           (15,063,937.99)
          Net transfer to Lessee Funded
          Accounts
          Aggregate Certificate Payments
          (previous Payment Date)           (36,542,447.44)
          Swap payments (previous Payment
          Date)                                (926,273.26)
                                            ---------------
          Balance on relevant Calculation
          Date (Jan 09, 1998)                318,530,347.23
        ---------------------------------------------------


                                AIRPLANES GROUP
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------

        Note:
        Includes the prepayment by a lessee of one year's rental which amounts to $15 million, the proceeds from the sale of three DC8-71F aircraft to Emery and the sale of two DC10-30F aircraft. In addition, included in the Required Expense Amount is a partial accrual of $5m in respect of costs expected to be incurred in the refinancing of the Subclass A1 Certificates which is expected to occur in March 1998.

                   ANALYSIS OF CURRENT PAYMENT DATE
                   --------------------------------
                   DISTRIBUTIONS
                   -------------
                   Priority of Payments
             (i)   Required Expense Amount                                         33,928,000.00
            (ii)   a) Class A Interest                                             13,697,679.05
                   b) Swap Payments                                                       962.68
           (iii)   First Collection Account Top-up                                120,000,000.00
            (iv)   Minimum Hedge Payment                                              439,000.00
             (v)   Class A Minimum Principal                                                0.00
            (vi)   Class B Interest                                                 2,120,076.70
           (vii)   Class B Minimum Principal                                        8,458,701.39
          (viii)   Class C Interest                                                 2,546,875.00
            (ix)   Class D Interest                                                 3,625,000.00
             (x)   Second Collection Account Top-up                                54,365,019.00
            (xi)   Class A Principal Adjustment Amount                             33,218,838.46
           (xii)   Class C Scheduled Principal                                              0.00
          (xiii)   Class D Scheduled Principal                                              0.00
           (xiv)   Modification Payments                                                    0.00
            (xv)   Soft Bullet Note Step-up Interest                                        0.00
           (xvi)   Class E Minimum Interest                                           492,684.17
          (xvii)   Supplemental Hedge Payment                                         439,000.00
         (xviii)   Class B Supplemental Principal                                           0.00
           (xix)   Class A Supplemental Principal                                  60,126,759.75
            (xx)   Class D Outstanding Principal                                            0.00
           (xxi)   Class C Outstanding Principal                                            0.00
          (xxii)   Class E Supplemental Interest                                            0.00
         (xxiii)   Class B Outstanding Principal                                            0.00
          (xxiv)   Class A Outstanding Principal                                            0.00
           (xxv)   Class E Accrued Unpaid Interest                                          0.00
          (xxvi)   Class E Outstanding Principal                                            0.00
         (xxvii)   Charitable Trust                                                         0.00
                                                                                ----------------
         Total Payments with respect to Payment Date                              333,458,596.20
                   Less Collection Account Top-Ups ((iii) and (x)above)         (174,365,019.00)
                                                                                ----------------
                                                                                  159,093,577.20
                                                                                ================

                                AIRPLANES GROUP
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------

       -----------------------------------------------------------------------------------------------------------------------

       (a) FLOATING RATE CERTIFICATES                                   A-1              A-2              A-3              A-4
           --------------------------
           Applicable LIBOR                                        5.98047%         5.98047%         5.98047%         5.98047%
           Applicable Margin                                       0.25000%         0.32000%         0.47000%         0.62000%
           Applicable Interest Rate                                6.23047%         6.30047%         6.45047%         6.60047%
           Interest Amount Payable                             4,560,357.90     4,069,053.54     2,777,285.69     1,136,747.61
           Step Up Interest Amount                                     0.00             0.00             0.00             0.00

           Opening Principal Balance                         850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
           Minimum Principal Payment Amount                            0.00             0.00             0.00             0.00
           Adjusted Principal Payment Amount                           0.00             0.00             0.00             0.00
           Supplemental Principal Payment Amount                       0.00             0.00             0.00             0.00
           Total Principal Distribution Amount                         0.00             0.00             0.00             0.00
           Redemption Amount
            - amount allocable to principal                            0.00             0.00             0.00             0.00
            - premium allocable to premium                             0.00             0.00             0.00             0.00
                                                             -----------------------------------------------------------------
           Outstanding Principal Balance (Jan 15, 1998)      850,000,000.00   750,000,000.00   500,000,000.00   200,000,000.00
        ----------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------
                                                                        A-5          Class B
           Applicable LIBOR                                        5.98047%         5.98047%
           Applicable Margin                                       0.35000%         1.10000%
           Applicable Interest Rate                                6.33047%         7.08047%
           Interest Amount Payable                             1,154,234.31     2,120,076.70
           Step Up Interest Amount                                     0.00             0.00

           Opening Principal Balance                         211,738,012.33   347,720,497.65
           Minimum Principal Payment Amount                            0.00     8,458,701.39
           Adjusted Principal Payment Amount                  33,218,838.46             0.00
           Supplemental Principal Payment Amount              60,126,759.75             0.00
           Total Principal Distribution Amount                93,345,598.21     8,458,701.39
           Redemption Amount
            - amount allocable to principal                            0.00             0.00
            - premium allocable to premium                             0.00             0.00
                                                             -------------------------------
           Outstanding Principal Balance (Jan 15, 1998)      118,392,414.12   339,261,796.26
       -------------------------------------------------------------------------------------
       -------------------------------------------------------------------------------------
       (b) FIXED RATE CERTIFICATES                                  Class C          Class D
           -----------------------
           Applicable Interest Rate                                 8.1500%         10.8750%
           Interest Amount Payable                             2,546,875.00     3,625,000.00

           Opening Principal Balance                         375,000,000.00   400,000,000.00
           Scheduled Principal Payment Amount                          0.00             0.00
           Redemption Amount
            - amount allocable to principal                            0.00             0.00
            - amount allocable to premium                              0.00             0.00
           Pool Factors and scheduled dollar amount for                0.00             0.00
           each class
                                                             -------------------------------
           Outstanding Principal Balance (Jan 15, 1998)      375,000,000.00   400,000,000.00
        ------------------------------------------------------------------------------------

        Table of rescheduled Pool Factors                               n/a              n/a
         in the event of a partial redemption




                                AIRPLANES GROUP
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
      ------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------
                                                                        A-1              A-2              A-3              A-4
            Applicable LIBOR                                       5.59375%         5.59375%         5.59375%         5.59375%
            Applicable Margin                                      0.25000%         0.32000%         0.47000%         0.62000%
            Applicable Interest Rate                               5.84375%         5.91375%         6.06375%         6.21375%
      ------------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------
                                                                        A-5          Class B
            Applicable LIBOR                                       5.59375%         5.59375%
            Applicable Margin                                      0.35000%         1.10000%
            Applicable Interest Rate                               5.94375%         6.69375%
      --------------------------------------------------------------------------------------

      (vi)  CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
            -------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
      (a)   FLOATING RATE CERTIFICATES
            --------------------------

                                                                       A-1               A-2             A-3              A-4
            Opening Principal Amount                              8,500.00          7,500.00        5,000.00         2,000.00
            Total Principal Payments                                  0.00              0.00            0.00             0.00
                                                                  -----------------------------------------------------------
            Closing Outstanding Principal Balance                 8,500.00          7,500.00        5,000.00         2,000.00

            Total Interest                                           45.60             40.69           27.77            11.37
            Total Premium                                             0.00              0.00            0.00             0.00
      -----------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------
                                                                      A-5            Class B
                                                                  2,117.38          3,477.20
            Opening Principal Amount                                933.46             84.59
                                                                  --------------------------
            Total Principal Payments                              1,183.92          3,392.62
            Closing Outstanding Principal Balance
                                                                     11.54             21.20
            Total Interest                                            0.00              0.00
            Total Premium
      --------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------
      (b)   FIXED RATE CERTIFICATES
            -----------------------
                                                                   Class C           Class D
            Opening Principal Amount                              3,750.00          4,000.00
            Total Principal Payments                                  0.00              0.00
                                                                  --------------------------
            Outstanding Principal Balance                         3,750.00          4,000.00

            Total Interest                                           25.47             36.25
            Total Premium                                             0.00              0.00
      --------------------------------------------------------------------------------------